Equity Investments	12 Months Ended
Dec. 31, 2025
Equity Investments
Equity Investments

(D.6)   Equity Investments

y Accounting Policies, Judgments, and Estimates

We generally classify financial assets into the following categories: at amortized cost (AC), at fair value through other comprehensive income (FVOCI), and at fair value through profit or loss (FVTPL), depending on the contractual cash flows of and our business model for holding the respective asset.

For equity securities, as the cash flow characteristics are other than solely principal and interest, we take an investment-by-investment decision whether to classify as FVTPL or FVOCI.

The valuation of equity securities of private companies requires judgment because it is typically based on significant unobservable inputs, as no market prices are available and there is inherent lack of liquidity.

We take the most recent qualitative and quantitative information aspects into consideration to determine the fair value estimates of these equity securities.

Considerable judgment and assumptions are involved with regard to the selection of appropriate comparable company data, the assessment of cash requirements of the business, the acceptance of the technology or products in the addressable markets, the actual and forecasted performance, the milestone achievements, the adequacy of price points from financing rounds, the transaction of similar securities of the same company, the rights and preferences of the underlying securities, the selection of adequate equity allocation parameters, the possible exit scenarios and associated weightings. Because all of these assumptions could change significantly, and because valuation is inherently uncertain, our estimated fair values may differ significantly from the values that would have been used had market prices for the investments existed and that will ultimately be realized, and those differences could be material.

Gains/losses on equity securities at FVTPL include gains/losses from fair value fluctuations, from disposals as well as dividends, while gains/losses on equity securities at FVOCI only include dividends, all of which are shown in Financial income, net. Regular way purchases and sales are recorded as at the trade date.

Equity Investments

	2025			2024
€ millions	Current	Non-Current	Total	Current	Non-Current	Total
Equity securities	0	6,574	6,574	0	6,401	6,401
Investments in associates	0	142	142	0	144	144
Equity investments	0	6,716	6,716	0	6,545	6,545
Other financial assets	1,552	7,269	8,821	1,629	7,141	8,770
Equity investments as % of Other financial assets	0	92	76	0	92	75

Investments in Associates

SAP has interests in a number of individually immaterial associates. We own more than 20% of the equity interests or have at least 20% of the voting rights in these entities. Based on these facts and the nature of the relationships, SAP has determined that it has significant influence.

The following table shows, in aggregate, the carrying amount and share of profit of these associates.

€ millions	2025	2024
Carrying amount of interest in associates	142	144
Share of profit and losses from continuing operations	2	10

The vast majority of the carrying amount of interest in associates relates to SAP Fioneer GmbH.

For a list of the names of other equity investments, see Note (G.9).

Financial Commitments in Venture Capital Funds

€ millions	2025	2024
Committed investments in venture capital funds	222	267

SAP invests and holds interests in unrelated parties that manage investments in venture capital. On December 31, 2025, total commitments to make such investments amounted to €961 million (2024: €1,100 million), of which €739 million had been drawn (2024: €833 million). By investing in such venture capital funds, we are exposed to the risks inherent in the business areas in which the entities operate. Our maximum exposure to loss is the amount invested plus contractually committed future capital contributions.

Maturities

31/12/2025
Investments in Venture
€ millions	Capital Funds
Due 2026	222
Total	222